UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2023

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2023, Simmons First National Corporation (“Company”) entered into a second amendment (“Amendment”) to the Deferred Compensation Agreement dated January 2, 2013, by and between the Company and George A. Makris, Jr., the Company’s executive chairman, as amended on January 25, 2018 (“Agreement”). The Amendment revises the definition of “Final Average Compensation” to mean the average of the sum of the salary and cash bonuses (inclusive of all discretionary bonuses and cash incentive programs in which Mr. Makris participated) for the last five consecutive, completed calendar years of service ending on December 31, 2022. The Amendment also provides that Final Average Compensation shall be subject to a cost-of-living adjustment, beginning in 2023 and continuing each calendar year thereafter until the calendar year during which payments under the Agreement begin, based on the cost-of-living adjustment percentage applicable to social security benefits for the immediately succeeding calendar year as determined by the Social Security Administration in accordance with the Social Security Act.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 10.1 and incorporated by reference herein.

In addition, pursuant to the compensation arrangement approved by the board of directors of the Company (“Board”) on January 20, 2023, in connection with Mr. Makris’s appointment as the Company’s executive chairman and chairman of the Board, Mr. Makris will receive an annual base salary of $1,000,000 and an annual executive stipend of $12,000. Mr. Makris will also be eligible to receive an equity incentive award with a target amount of 200% of base salary – with an opportunity of up to 150% of target. Mr. Makris will not participate in the Company’s cash incentive plan for 2023. Mr. Makris will continue to receive other executive and employee benefits as outlined in the Company’s proxy statement for the Company’s 2022 annual meeting of shareholders.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Deferred Compensation Agreement for George A. Makris, Jr., dated January 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ James M. Brogdon
Date: January 25, 2023	James M. Brogdon, Executive Vice President and Chief Financial Officer